UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2022

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification Number)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 8.01 Other Events

On November 28, 2022, Avaya Holdings Corp. (the “Company”) determined that control deficiencies that management had been reviewing represent material weaknesses in the Company’s internal control over financial reporting (“ICFR”).

As a result, the Company has concluded that management’s assessment of ICFR included in Item 9A of the Company’s Annual Report on Form 10-K for its fiscal year 2021 ended September 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2021 (the “2021 Form 10-K”) should no longer be relied upon for the reasons described below. The material weaknesses in ICFR did not result in a material misstatement of any of the Company’s previously issued financial statements.

As previously disclosed in the Company’s Form 12b-25 filed with the SEC on August 9, 2022 (the “Form 12b-25”), the Company has been reviewing matters related to potential material weaknesses in the Company’s ICFR with respect to the appropriate maintenance of its whistleblower log and the proper dissemination of related information and materials. The review related to an email received by a member of the Company’s board of directors (the “Board”) prior to the filing of the Company’s 2021 Form 10-K. Upon receipt of the email, the Board determined to undertake an independent investigation, assisted by outside counsel, into the concerns raised. Upon conclusion of this investigation, it was determined that the claims included in the email were unsubstantiated. However, the existence of the email and the subsequent internal investigation were not included in the whistleblower log or communicated to certain members of management and the Company’s independent registered public accounting firm.

Despite the steps the Board took to ensure the concerns asserted in the email were fully examined, the Company did not appropriately log the email in accordance with the Company’s whistleblower policy, nor did the Company convey to certain members of management or the Company’s independent registered public accounting firm the existence of the email or the fact that the Board had determined to undertake an independent investigation into the matter. As a result of the failure to appropriately communicate and log the email and related independent investigation, the Company determined to re-assess the effectiveness of its ICFR as of September 30, 2021, as reported in the Company’s 2021 Form 10-K.

Based on its re-assessment, management has determined that material weaknesses existed in its ICFR as the Company did not design and maintain effective controls related to the information and communication component of the COSO (Committee of Sponsoring Organizations of the Treadway Commission) framework. Accordingly, the Company’s ICFR as of September 30, 2021, was ineffective. More specifically, the Company did not design and maintain effective controls to ensure appropriate communication between certain functions within the Company. This material weakness contributed to an additional material weakness, that the Company did not design and maintain effective controls over the ethics and compliance program. As a result of these material weaknesses, the Company also concluded that disclosure controls and procedures were not effective as of September 30, 2021, which continues to be the case. As more fully disclosed in the Form 12b-25, the Audit Committee has undertaken investigations into other matters, some of which may result in the conclusion that other material weaknesses exist in the Company’s ICFR. These investigations are not yet complete and may identify additional material weaknesses or other matters.

The Company’s Audit Committee has discussed the matters disclosed in this filing with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s opinion dated November 22, 2021 in the 2021 Form 10-K, relating to the effectiveness of the Company’s internal control over financial reporting as of September 30, 2021, should no longer be relied upon for the reasons described above.

To address these material weaknesses in ICFR, the Company, with the oversight of its Audit Committee, is developing a remediation plan that will include broadening its policies and procedures related to appropriate maintenance of its whistleblower log and the proper dissemination of related information and materials, including those received by members of the Board, and providing additional and continuing training for employees and members of management to ensure information is appropriately communicated to all relevant personnel in connection with SEC filings and/or the preparation of our consolidated financial statements or other matters.

Cautionary Note Regarding Forward-Looking Statements
This report contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the risk that additional material weaknesses are identified prior to the filing with the SEC of future periodic reports, future whistleblower complaints are not properly logged or communicated across management, as well as inherent limitations in internal controls over financial reporting and the outcome of the Audit Committee’s investigations. Other risk factors affecting the Company are discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: November 30, 2022	By:	/s/ Rebecca A. Roof
	Name:	Rebecca A. Roof
	Title:	Interim Chief Financial Officer